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                          SUPPLEMENT TO THE PROSPECTUS
                                       AND
                      STATEMENT OF ADDITIONAL INFORMATION
                                       OF
                     KEYSTONE SMALL COMPANY GROWTH FUND II
                                  (the "Fund")

    The following information is provided with reference to the performance for one, five and ten years of Keystone Small Company Growth Fund (S-4) ("S-4 Fund")(1), a registered investment company managed by Keystone Investment Management Company, which has an identical investment objective and investment policies and strategies substantially similar to those of the Fund(2):

One-year return (without CDSC)(3) ................................       36.27%
One-year return ..................................................       33.27%
Three-year average annual return .................................       19.37%
Five-year average annual return ..................................       26.58%
Ten-year average annual return ...................................       15.47%

    Investing in companies with small capitalizations involves greater risk than investing in larger companies due to the volatility and lack of liquidity of the securities of such smaller companies. You can lose money by investing in the Fund.


March 1, 1996


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(1) Until March 1995, the S-4 Fund had an active and a passive component. Since
    March 1995, the S-4 Fund has been fully actively managed.

(2) Past performance of the S-4 Fund is no guarantee of the future performance of the Fund.

(3) A contingent deferred sales charge (CDSC) for the S-4 Fund declines from 4% to 1% over four calendar years, with no redemption charges after the fourth calendar year. (For the Fund, a contingent deferred sales charge declines from 5% to 1% over six years from the month of purchase, with no redemption charges after the fourth calendar year.)